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                                                                   EXHIBIT 10.27


                                  AMENDMENT TO
                       SANTA FE INTERNATIONAL CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


WHEREAS Santa Fe International Corporation has established a Supplemental Executive Retirement Plan (hereafter "SERP") for the benefit of selected Executive employees of SFIC and

WHEREAS, pursuant to Section 2.1 of the SERP, the Compensation Committee of the Board of Directors may at any time or from time to time determine if any employee shall become a Participant in the Plan and

WHEREAS the Compensation Committee has determined that it is appropriate for Roger B. Hunt to become a Participant in the Plan, effective November 17, 1998.

NOW THEREFORE, effective this the 17th day of November 1998 the Santa Fe International Corporation Supplemental Executive Retirement Plan is amended as follows:

Appendix A is hereby modified to ADD to the list of Class A Participants the following Participant:

                            Roger B. Hunt



Dated: November 17, 1998



                                    SANTA FE INTERNATIONAL CORPORATION




                                    By:  /s/ JOE BOYD
                                       ----------------------------------------
                                          Santa Fe International Corporation